Exhibit 10.6

PROMISSORY NOTE

Principal $8,000,000.00	Loan Date 03-02-2022	Maturity 09-03-2022	Loan No 0135927	Call / Coll	Account	Officer SAR	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	GEN ALHAMBRA, LLC; GEN CERRITOS, LLC; GEN	Lender:	PACIFIC CITY BANK
	TORRANCE, LLC; GEN RANCHO CUCAMONGA,		WILSHIRE BRANCH
	LP; GEN SAN JOSE, LP; GEN NORTHRIDGE, LP;		3701 WILSHIRE BLVD., #100
	GEN CHINO HILLS, LP; GEN CARROLLTON, LP;		LOS ANGELES, CA 90010

GEN FREMONT, LP; GEN WESTGATE, LP;

GEN CONCORD, LP; GEN

MOUNTAIN VIEW, LP; GEN

SACRAMENTO, LP; GEN FRISCO LP; GEN

PEARLRIDGE LLC; GEN HAWAII LLC; and GEN ONLINE LLC

68 WEST MAIN STREET

ALHAMBRA, CA 91801

Principal Amount: $8,000,000.00	Date of Note: March 2, 2022

PROMISE TO PAY. GEN ALHAMBRA, LLC; GEN CERRITOS, LLC; GEN TORRANCE, LLC; GEN RANCHO CUCAMONGA, LP; GEN SAN JOSE, LP; GEN NORTHRIDGE, LP; GEN CHINO HILLS, LP; GEN CARROLLTON, LP; GEN FREMONT, LP; GEN WESTGATE, LP; GEN CONCORD, LP; GEN MOUNTAIN VIEW, LP; GEN SACRAMENTO, LP; GEN FRISCO LP; GEN PEARLRIDGE LLC; GEN HAWAII LLC; and GEN ONLINE LLC (“Borrower”) jointly and severally promise to pay to PACIFIC CITY BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Million & 00/100 Dollars ($8,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 3, 2022. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 3, 2022, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 3.250% per annum. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 1.750 percentage points over the Index (the “Margin”), resulting in an initial rate of 5.000%. If Lender determines, in its sole discretion, that the index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific Index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PACIFIC CITY BANK, WILSHIRE BRANCH, 3701 WILSHIRE BLVD., #100, LOS ANGELES, CA 90010.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $5.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, at Lender’s option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding an additional 5.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 2

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution or termination of Borrower’s existence as a going business or the death of any partner, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Events Affecting General Partner of Borrower. Any of the preceding events occurs with respect to any general partner of Borrower or any general partner dies or becomes incompetent.

Change In Ownership. The resignation or expulsion of any general partner with an ownership interest of twenty-five percent (25%) or more in Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

ADDITIONAL DEFAULT. Any change in ownership of twenty five percent (25%) or more of the common stock of Borrower will constitute an additional event of default under this Agreement.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender, may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of LOS ANGELES County, State of California,

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein:

(A) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN ALHAMBRA, LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(B) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN CERRITOS, LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(C) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN TORRANCE, LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(D) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN RANCHO CUCAMONGA, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(E) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN SAN JOSE, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(F) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN NORTHRIDGE, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 3

(G) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN CHINO HILLS, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(H) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN CARROLLTON, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(I) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN FREMONT, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(J) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN WESTGATE, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(K) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN CONCORD, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(L) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN MOUNTAIN VIEW, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(M) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN SACRAMENTO, LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(N) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN FRISCO LP and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(O) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN PEARLRIDGE LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(P) a Commercial Security Agreement dated March 2, 2022 made and executed between IGNITE ENTERPRISES, LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(Q) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN RESTAURANT MANAGEMENT LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(R) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN HAWAII LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(S) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN TEXAS LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(T) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN DEVELOPMENT, LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(U) a Commercial Security Agreement dated March 2, 2022 made and executed between DAVID WOOK JIN KIM and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

(V) a Commercial Security Agreement dated March 2, 2022 made and executed between GEN ONLINE LLC and Lender on collateral described as:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of such authority: DAVID WOOK JIN KIM, Manager of GEN ALHAMBRA, LLC; DAVID WOOK JIN KIM, Manager of GEN CERRITOS, LLC; DAVID WOOK JIN KIM, Manager of GEN TORRANCE, LLC; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN RANCHO CUCAMONGA, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN SAN JOSE, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN NORTHRIDGE, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN CHINO HILLS, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN CARROLLTON, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN FREMONT, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN WESTGATE, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN CONCORD, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN MOUNTAIN VIEW, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 4

GEN SACRAMENTO, LP; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, General Partner of GEN FRISCO LP; DAVID WOOK JIN KIM, Manager of GEN PEARLRIDGE LLC; DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC, Manager of GEN HAWAII LLC; and/or DAVID WOOK JIN KIM, Manager of GEN ONLINE LLC. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs.

LINE OF CREDIT. All sums advanced to Borrower under this section shall be conclusively presumed to have been made to or for the benefit of the Borrower.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency. Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: PACIFIC CITY BANK NOTE DEPARTMENT 3701 WILSHIRE BLVD., #300 LOS ANGELES, CA 90010.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party, partner, or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 5

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 6

BORROWER:

GEN ALHAMBRA, LLC

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager of GEN ALHAMBRA, LLC

GEN CERRITOS, LLC

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager of GEN CERRITOS, LLC

GEN TORRANCE, LLC

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager of GEN TORRANCE, LLC

GEN RANCHO CUCAMONGA, LP

GEN DEVELOPMENT, LLC, General Partner of GEN RANCHO CUCAMONGA, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN SAN JOSE, LP

GEN DEVELOPMENT, LLC, General Partner of GEN SAN JOSE, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN NORTHRIDGE, LP

GEN DEVELOPMENT, LLC, General Partner of GEN NORTHRIDGE, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN CHINO HILLS, LP

GEN DEVELOPMENT, LLC, General Partner of GEN CHINO HILLS, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 7

GEN CARROLLTON, LP

GEN DEVELOPMENT, LLC, General Partner of GEN CARROLLTON, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN FREMONT, LP

GEN DEVELOPMENT, LLC, General Partner of GEN FREMONT, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN WESTGATE, LP

GEN DEVELOPMENT, LLC, General Partner of GEN WESTGATE, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN CONCORD, LP

GEN DEVELOPMENT, LLC, General Partner of GEN CONCORD, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN MOUNTAIN VIEW, LP

GEN DEVELOPMENT, LLC, General Partner of GEN MOUNTAIN VIEW, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN SACRAMENTO, LP

GEN DEVELOPMENT, LLC, General Partner of GEN SACRAMENTO, LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

PROMISSORY NOTE
Loan No: 0135927	(Continued)	Page 8

GEN FRISCO LP

GEN DEVELOPMENT, LLC, General Partner of GEN FRISCO LP

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN PEARLRIDGE LLC

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager of GEN PEARLRIDGE LLC

GEN HAWAII LLC

GEN DEVELOPMENT, LLC, Manager of GEN HAWAII LLC

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager and Member of GEN DEVELOPMENT, LLC

GEN ONLINE LLC

By:	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Manager of GEN ONLINE LLC

LasarPro, Var. 21.4.0.034 Copr. Finastra USA Corporation 1997, 2022. All Rights Reserved. - CA c:\CFI\LPL\D20.FC TR-19292 PR-9